Equity Method Investments Equity Method Investments	12 Months Ended
Dec. 31, 2016
Equity Method Investments
Equity Method Investments

MarkWest Utica EMG

Effective January 1, 2012, MarkWest Utica Operating Company, LLC (“Utica Operating”), a wholly-owned and consolidated subsidiary of MarkWest, and EMG Utica (together the “Members”) executed agreements to form a joint venture, MarkWest Utica EMG, to develop significant natural gas gathering, processing and NGL fractionation, transportation and marketing infrastructure in eastern Ohio. The related limited liability company agreement has been amended from time to time (the limited liability company agreement as currently in effect is referred to as the “Amended LLC Agreement”). The aggregate funding commitment of EMG Utica was $950 million (the “Minimum EMG Investment”). Thereafter, Utica Operating was required to fund, as needed, 100 percent of future capital for MarkWest Utica EMG until such time as the aggregate capital that had been contributed by the Members reached $2 billion, which occurred prior to the MarkWest Merger. Until such time as the investment balances of Utica Operating and EMG Utica are in the ratio of 70 percent and 30 percent, respectively (such time being referred to as the “Second Equalization Date”), EMG Utica will have the right, but not the obligation, to fund up to 10 percent of each capital call for MarkWest Utica EMG, and Utica Operating will be required to fund all remaining capital not elected to be funded by EMG Utica. After the Second Equalization Date, Utica Operating and EMG Utica will have the right, but not the obligation, to fund their pro rata portion (based on their respective investment balances) of any additional required capital and may also fund additional capital that the other party elects not to fund. As of December 31, 2016, EMG Utica has contributed $1 billion and Utica Operating has contributed approximately $1.5 billion to MarkWest Utica EMG.

Under the Amended LLC Agreement, after EMG Utica has contributed more than $500 million to MarkWest Utica EMG and prior to December 31, 2016, EMG Utica’s investment balance will also be increased by a quarterly special non-cash allocation of income (“Preference Amount”) that is based upon the amount of capital contributed by EMG Utica in excess of $500 million. No Preference Amount will accrue to EMG Utica’s investment balance after December 31, 2016. EMG Utica received a special non-cash allocation of income of approximately $16 million and approximately $4 million for the year ended December 31, 2016 and for the 28 days ended December 31, 2015, respectively.

Under the Amended LLC Agreement, Utica Operating continued to receive 60 percent of cash generated by MarkWest Utica EMG that was available for distribution until the earlier of December 31, 2016 or the date on which Utica Operating’s investment balance equaled 60 percent of the aggregate investment balances of the Members. After December 31, 2016, cash generated by MarkWest Utica EMG that is available for distribution will be allocated to the Members in proportion to their respective investment balances. As of December 31, 2016, Utica Operating’s investment balance in MarkWest Utica EMG was approximately 56 percent.

MarkWest Utica EMG is deemed to be a VIE. As of the date of the MarkWest Merger, Utica Operating is not deemed to be the primary beneficiary due to EMG Utica’s voting rights on significant matters. The Partnership’s portion of MarkWest Utica EMG’s net assets, which was $2.2 billion at December 31, 2016 and 2015, respectively, is reported under the caption Equity Method Investments on the Consolidated Balance Sheets. The Partnership’s maximum exposure to loss as a result of its involvement with MarkWest Utica EMG includes its equity investment, any additional capital contribution commitments and any operating expenses incurred by the subsidiary operator in excess of its compensation received for the performance of the operating services. The Partnership did not provide any financial support to MarkWest Utica EMG that it was not contractually obligated to provide during the year ended December 31, 2016 and the 28 days ended December 31, 2015. The Partnership receives management fee revenue for engineering and construction and administrative services for operating MarkWest Utica EMG, and is also reimbursed for personnel services (“Operational Service” revenue). The amount of Operational Service revenue related to MarkWest Utica EMG for the year ended December 31, 2016 and for the 28 days ended December 31, 2015 was $16 million and less than $1 million, respectively, and is reported as Other income - related parties in the Consolidated Statements of Income.

Ohio Gathering

Ohio Gathering is a subsidiary of MarkWest Utica EMG and is engaged in providing natural gas gathering services in the Utica Shale in eastern Ohio. Ohio Gathering is a joint venture between MarkWest Utica EMG and Summit Midstream Partners, LLC (“Summit”). As of December 31, 2016, we have a 34 percent indirect ownership interest in Ohio Gathering. As Ohio Gathering is a subsidiary of MarkWest Utica EMG, which is accounted for as an equity method investment, the Partnership reports its portion of Ohio Gathering’s net assets as a component of its investment in MarkWest Utica EMG. The Partnership receives Operational Service revenue for operating Ohio Gathering. The amount of Operational Service revenue related to Ohio Gathering for the year ended December 31, 2016 and the 28 days ended December 31, 2015 was approximately $15 million and $2 million, respectively, and is reported as Other income - related parties in the Consolidated Statements of Income.

Ohio Condensate

Ohio Condensate is a joint venture between MarkWest Utica EMG Condensate, L.L.C., a wholly-owned and consolidated subsidiary of MarkWest, and Summit formed for the purpose of gathering (by pipeline), stabilization, terminalling, transportation and storage of well-head condensate within certain defined areas in the state of Ohio. The Partnership accounts for Ohio Condensate, which is a VIE, as an equity method investment as MPLX LP exercises significant influence, but does not control Ohio Condensate and is not its primary beneficiary due to Summit’s voting rights on significant matters. The Partnership’s portion of Ohio Condensate’s net assets, which was $10 million and $100 million at December 31, 2016 and 2015, respectively, are reported under the caption Equity method investments on the Consolidated Balance Sheets. The Partnership receives Operational Service revenue for operating Ohio Condensate. The amount of Operational Service revenue related to Ohio Condensate for the year ended December 31, 2016 and the 28 days ended December 31, 2015 was $4 million and less than $1 million, respectively, and is reported as Other income - related parties in the Consolidated Statements of Income.

Summarized financial information for the year ended December 31, 2016 and from the date of the MarkWest Merger through December 31, 2015 for equity method investments is as follows:

	Year Ended December 31, 2016
(In millions)	MarkWest Utica EMG	Ohio Condensate	Other VIEs	Non-VIEs	Total
Revenue and other income	$216	$15	$3	$148	$382
Cost and expenses	100	110	1	117	328
Income (loss) from operations	116	(95)	2	31	54
Net income (loss)	114	(95)	2	31	52
Income (loss) from equity method investments(2)	8	(89)	—	7	(74)

	Year Ended December 31, 2015
(In millions)	MarkWest Utica EMG	Ohio Condensate	Other VIEs	Non-VIEs	Total
Revenue and other income	$18	$2	$—	$9	$29
Cost and expenses	9	2	—	8	19
Income from operations	9	—	—	1	10
Net income	10	—	—	1	11
Income from equity method investments(2)	2	1	—	—	3

Summarized balance sheet information as of December 31, 2016 and 2015 for equity method investments is as follows:

	December 31, 2016
(In millions)	MarkWest Utica EMG (1)	Ohio Condensate	Other VIEs	Non-VIEs	Total
Current assets	$45	$2	$—	$40	$87
Noncurrent assets	2,173	30	102	390	2,695
Current liabilities	30	3	1	26	60
Noncurrent liabilities	2	13	—	—	15

	December 31, 2015
(In millions)	MarkWest Utica EMG (1)	Ohio Condensate	Other VIEs	Non-VIEs	Total
Current assets	$113	$7	$—	$30	$150
Noncurrent assets	2,207	127	42	243	2,619
Current liabilities	77	6	1	18	102
Noncurrent liabilities	1	12	—	—	13

(1)
MarkWest Utica EMG’s noncurrent assets includes its investment in its subsidiary Ohio Gathering, which does not appear elsewhere in this table. The investment was $794 million and $781 million as of December 31, 2016 and 2015, respectively.

(2)	Income (loss) from equity method investments includes the impact of any basis differential amortization or accretion.

As of December 31, 2016 and 2015, the carrying value of our equity method investments was $1.1 billion and $961 million, respectively, higher than the underlying net assets of investees. This basis difference is being amortized or accreted into net income over the remaining estimated useful lives of the underlying net assets, except for $459 million of excess related to goodwill as of December 31, 2016.

During the second quarter of 2016, forecasts for Ohio Condensate were reduced to align with updated forecasts for customer requirements. As the operator of that entity responsible for maintaining its financial records, the Partnership completed a fixed asset impairment analysis as of June 30, 2016, in accordance with ASC Topic 360, to determine the potential fixed asset impairment charge. The resulting fixed asset impairment charge recorded within Ohio Condensate’s financial statements was $96 million. Based on the Partnership’s 60 percent ownership of Ohio Condensate, approximately $58 million was recorded in the second quarter of 2016 in (Loss) income from equity method investments on the accompanying Consolidated Statements of Income.

The Partnership’s investment in Ohio Condensate, which was established at fair value in connection with the MarkWest Merger, exceeded its proportionate share of the underlying net assets. Therefore, in conjunction with the ASC Topic 360 impairment analysis, the Partnership completed an equity method impairment analysis in accordance with ASC Topic 323 to determine the potential additional equity method impairment charge to be recorded on the Partnership’s consolidated financial statements resulting from an other-than-temporary impairment. As a result, an additional impairment charge of approximately $31 million was recorded in the second quarter of 2016 in (Loss) income from equity method investments on the accompanying Consolidated Statements of Income, which eliminated the basis differential established in connection with the MarkWest Merger.

The fair value of Ohio Condensate and its underlying fixed assets was determined based upon applying the discounted cash flow method, which is an income approach, and the guideline public company method, which is a market approach. The discounted cash flow fair value estimate is based on known or knowable information at the interim measurement date. The significant assumptions that were used to develop the estimate of the fair value under the discounted cash flow method include management’s best estimates of the expected future results using a probability-weighted average set of cash flow forecasts and a discount rate of 11.2 percent. An increase to the discount rate of 50 basis points would have resulted in an additional charge of $1 million on the Consolidated Statements of Income. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As such, the fair value of the Ohio Condensate equity method investment and its underlying fixed assets represents a Level 3 measurement. As a result, there can be no assurance that the estimates and assumptions made for purposes of the interim impairment test will prove to be an accurate prediction of the future.